Exhibit 10.1

EXECUTION COPY

AMENDMENT AND WAIVER, dated as of October 26, 2006 (this “Amendment”), among AMERICAN MEDIA, INC. (“Holdings”), AMERICAN MEDIA OPERATIONS, INC. (the “Borrower”), the lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Credit Agreement dated as of January 30, 2006, as amended by the Amendment and Waiver dated as of February 13, 2006, the Amendment and Waiver dated as of June 23, 2006 and the Amendment and Waiver dated as of August 18, 2006 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the lenders party thereto, and the Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. Holdings and the Borrower have requested that the Required Lenders amend and waive certain provisions of the Credit Agreement. The Required Lenders are willing to agree to such amendment and waiver on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is amended as follows:

(a) The definitions of the defined terms “Delayed Financial Statements” and “Financial Statement Completion Date” are hereby amended by deleting such terms in their entirety and substituting in lieu thereof the following:

“Delayed Financial Statements” means the financial statements for the fiscal quarters ended December 31, 2005, June 30, 2006, September 30, 2006, and December 31, 2006, the Financial Restatement and the financial statements for the fiscal year ended March 31, 2006.

“Financial Statement Completion Date” means the date on which the financial statements for the fiscal quarters ended December 31, 2005, June 30, 2006, September 30, 2006, and December 31, 2006, the Financial Restatement and the financial statements for the fiscal year ended March 31, 2006, together with the certificates and reports required to be delivered pursuant to Section 5.01, have, in each case, been delivered, and any Reporting Violations (as defined in the Fourth Amendment) are cured; provided that if all such financial statements (including the Financial Restatement), certificates and reports (other than the financial statements for the fiscal quarter ending December 31, 2006, and the certificates and reports related thereto) are delivered on a date prior to March 1, 2007, and any such Reporting Violations are cured, then the Financial Statement Completion Date shall be such earlier date.

(b) The definition of the defined term “Consolidated EBITDA” is hereby amended by inserting the following text at the end of clause (h) thereof after the comma:

and (i) solely for purposes of calculating compliance with Sections 6.12, 6.13 and 6.14 as of and for the periods ended September 30, 2006, and December 31, 2006, up to $7,000,000 of accrued sales tax expenses related to magazine sales either directly by Holdings, the Borrower or any of their Subsidiaries or through an agent acting on their behalf,

(c) The following defined term is hereby inserted in the appropriate alphabetical order:

“Fourth Amendment” means the Amendment and Waiver dated as of October 26, 2006, to this Agreement.

SECTION 2. Amendments to Section 2.11 of the Credit Agreement. (a) Clauses (2) and (3) of the last proviso to Section 2.11(c) of the Credit Agreement are amended by deleting the date “November 15, 2006” and substituting in lieu thereof the date “November 30, 2006.”

(b) Clause (3) of the last proviso to Section 2.11(c) of the Credit Agreement is amended by deleting the date “December 31, 2006” and substituting in lieu thereof “upon the earlier of (i) delivery of the financial statements for the fiscal quarter ending September 30, 2006 and (ii) March 1, 2007”, inserting the word “and” at the end of such clause (3) and adding the following clause (4) at the end of such proviso:

(4) in the case of a sale of the Specified Assets during the period beginning March 1, 2007 and ending March 15, 2007, if the Consolidated EBITDA included in the Senior Secured Leverage Ratio for purposes of the amount of the prepayment required pursuant to the previous proviso is calculated based on the financial statements for the period ending June 30, 2006 or September 30, 2006, (t) the Borrower shall provide an additional certificate of a Financial Officer of the Borrower upon delivery of the financial statements for the period ending December 31, 2006 and shall prepay Term Borrowings in an amount necessary (if any) to reduce (based on such financial statements) the Senior Secured Leverage Ratio, after giving effect to such prepayment (if any), to 3.75 to 1.00 without exercising any rights set forth in the first proviso above, and (u) any excess Net Proceeds remaining after such initial prepayment may not be used to prepay, repurchase, redeem or otherwise extinguish Existing Subordinated Debt until after any prepayment required by clause (t).

SECTION 3. Amendment to Section 5.01 of the Credit Agreement. (a) Section 5.01(a) of the Credit Agreement is amended by deleting the date “October 31, 2006” appearing in the proviso at the end thereof and substituting in lieu thereof the date “February 15, 2007”.

(b) The proviso at the end of Section 5.01(b) of the Credit Agreement is hereby amended as follows: (i) clause (x) of such proviso is amended by deleting the date “October 31, 2006”, and substituting in lieu thereof the date “February 15, 2007”; (ii) clause (y) of such proviso is amended by deleting the date “December 15, 2006” and clause (z) of such proviso is amended by deleting the date “January 31, 2007”, and, in each case, substituting in lieu thereof the date “March 15, 2007”; (iii) the word “and” is inserted at the end of clause (z); and (iv) the following clause is added immediately following clause (z) thereof:

(zz) with respect to the fiscal quarter ending December 31, 2006, such financial statements, as of the end of and for the fiscal quarter ending December 31, 2006, may be delivered later than otherwise required hereunder, but (i) shall be delivered not later than March 15, 2007 and (ii) such financial statements shall be accompanied by such portion of the Financial Restatement with respect to the fiscal quarter ended December 31, 2005 and (iii) such financial statements and such portion of the Financial Restatement shall be delivered together with a certificate of the Borrower’s chief financial officer, certifying that (A) the financial statements and such portion of the Financial Restatement present fairly, in all material respects, the financial condition and results of operations of the Borrower and its Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP consistently applied, and (B) such portion of the Financial Restatement complies with the Financial Restatement Conditions;

SECTION 4. Amendment to Section 6.05 of the Credit Agreement. Clause (f) of Section 6.05 of the Credit Agreement is amended by deleting the date “December 31, 2006” and substituting in lieu thereof the date “March 15, 2007”.

SECTION 5. Amendment to Section 6.12 of the Credit Agreement. The table in Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Period	Ratio
September 30, 2006	9.75 to 1.00

December 31, 2006 to and including September 30, 2007	8.85 to 1.00

October 1, 2007 to and including March 31, 2008	8.50 to 1.00

April 1, 2008 to and including December 31, 2008	8.25 to 1.00

January 31, 2009 to and including September 30, 2009	7.75 to 1.00

October 1, 2009 and thereafter	7.50 to 1.00

SECTION 6. Amendment to Section 6.13 of the Credit Agreement. The table in Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Period	Ratio
September 30, 2006	4.60 to 1.00

December 31, 2006 to and including September 30, 2007	4.00 to 1.00

October 1, 2007 to and including March 31, 2008	3.75 to 1.00

April 1, 2008 to and including September 30, 2008	3.50 to 1.00

October 1, 2008 to and including September 30, 2009	3.25 to 1.00

October 1, 2009 and thereafter	3.00 to 1.00

SECTION 7. Existing Subordinated Debt. It is understood that the effect of certain of the amendments contemplated hereby is to extend or allow a longer period than currently allowed under the Credit Agreement for completing and delivering the Delayed Financial Statements. The parties hereto agree that if any Subordinated Debt Amendment (as defined in Section 9 below) is obtained after the date hereof with respect to any Existing Subordinated Debt in order to extend the applicable period or allow a grace period for curing existing or anticipated Reporting Violations (an “Extension”), then (a) if the duration of such Extension, with respect to any Reporting Violation, is less than that allowed by the Credit Agreement for completing and delivering the corresponding Delayed Financial Statement, then the amendments and waivers hereunder shall be deemed modified so that the date by which the applicable Delayed Financial Statement must be completed or delivered, as required under the Credit Agreement as amended hereby, is the same as the earlier date provided for in such Extension, and (b) if Holdings, the Borrower or any Subsidiary gives any cash consideration after the date hereof to or for the benefit of any holder of Existing Subordinated Debt for any Subordinated Debt Amendment after the date hereof that includes an Extension (beyond the periods applicable on the date hereof) and such consideration exceeds the Amendment Fee (determined based upon (i) the percentage such consideration represents of the principal amount of the applicable holder’s Existing Subordinated Debt, compared to (ii) the percentage that the Amendment Fee for each undersigned Lender represents of such Lender’s Revolving Commitment and/or outstanding Term Loans), then the Borrower agrees to pay to the Administrative Agent, for the account of any Lender that received the Amendment Fee, a supplemental fee equal to such excess.

SECTION 8. Waivers and Acknowledgments. (a) The undersigned Lenders hereby waive compliance with the covenants set forth in Sections 6.12 and 6.13 of the Credit Agreement, in each case solely in respect of the required Leverage Ratio and Senior Leverage Ratio, respectively, required as of March 31, 2006, and June 30, 2006.

(b) The undersigned Lenders hereby waive any Default arising under clause (g) of Article VII of the Credit Agreement in relation to the Existing Subordinated Debt, to the extent, but only to the extent, any such Default results from a Reporting Violation (as defined below); provided, that such waiver shall terminate and cease to apply if (i) any Existing Subordinated Debt becomes due, or is declared to become due, or is required to be prepaid, repurchased, redeemed or defeased, prior to its stated maturity, in any such case as a result of a Reporting Violation, or (ii) the holder or holders of any Existing Subordinated Debt (or the requisite number or percentage in interest entitled to do so under the terms thereof, if applicable), or any trustee or agent on its or their behalf, (A) gives notice to Holdings, the Borrower or any Subsidiary of a Reporting Violation, if the effect of such notice is to commence a grace or cure period upon the expiration of which any right or remedy may be exercised if the Reporting Violation is continuing, or (B) otherwise commences any proceeding with respect to the exercise of any material rights or remedies (as determined by the Required Lenders) that may be exercised based upon a Reporting Violation.

(c) It is acknowledged and agreed that the mere existence of a Reporting Violation, in and of itself, shall not constitute a breach of any of the representations and warranties in the Credit Agreement or a Material Adverse Effect.

(d) For purposes hereof, the term “Reporting Violation” means any failure to comply with any provision of any agreement or instrument evidencing or governing the terms of any Existing Subordinated Debt that requires the delivery of financial statements for the Borrower and its subsidiaries or the filing by the Borrower of reports (or delivery by the Borrower of reports required to be filed by it) with the Securities and Exchange Commission, to the extent such non-compliance results from the failure by the Borrower to deliver unaudited financial statements for the fiscal quarters ended December 31, 2005, June 30, 2006, September 30, 2006, or December 31, 2006, to file its report on 10-Q for the fiscal quarters ended December 31, 2005, June 30, 2006, September 30, 2006, or December 31, 2006, to deliver audited financial statements for the fiscal year ended March 31, 2006, or to file its report on 10-K for the fiscal year ended March 31, 2006, in each case within the time required.

(e) It is acknowledged and agreed that the waivers and acknowledgments set forth in Section 7 of the First Amendment, Section 12 of the Second Amendment and Section 5 of the Third Amendment shall remain in effect after the Fourth Amendment Effective Date.

SECTION 9. Certain Covenants. The provisions set forth in Section 6 of the Third Amendment are superceded in their entirety by this Section 7. Unless and until the financial statements for the fiscal quarters ended December 31, 2005, June 30, 2006, September 30, 2006, and December 31, 2006, the Financial Restatement, and the financial statements for the fiscal year ended March 31, 2006, together with the certificates and reports required to be delivered pursuant to Section 5.01, have, in each case, been delivered, and any Reporting Violations are cured, each of Holdings and the Borrower hereby covenants and agrees with each Lender and the Administrative Agent that:

(a) neither Holdings nor the Borrower will, nor will they permit any Restricted Subsidiary to, (i) declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment otherwise permitted by clause (x)(B) of Section 6.08(a) of the Credit Agreement or (except to the extent of Restricted Payments made by the Borrower to Holdings in order to permit Holdings to make Restricted Payments of the type allowed by clauses (iii) through (v) of Section 6.08(a) of the Credit Agreement) clause (xi) of Section 6.08(a) of the Credit Agreement, or incur any obligation (contingent or otherwise) to do so or (ii) make any investment in any Unrestricted Subsidiary if any proceeds of such investment are to be used for any purpose otherwise prohibited by this clause (a); and

(b) neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, give any consideration to or for the benefit of any holder of Existing Subordinated Debt for any amendment, modification or waiver of any agreement, instrument or other document evidencing or governing any Existing Subordinated Debt or any waiver or consent of or arrangement with any of such holders of the Existing Subordinated Debt (in each case, a “Subordinated Debt Amendment”), in each case with respect to a Reporting Violation; provided that the foregoing shall not prohibit payment of a cash fee (or the equivalent thereof) in connection with any such Subordinated Debt Amendment if (i) such fee does not exceed an amount that would be, based upon available information, usual and customary for fees paid to obtain similar consents or waivers under similar circumstances and (ii) at the time of, and after giving effect to, the payment of such fee, the sum of the Revolving Commitments exceeds the sum of the Revolving Exposures by at least $35,000,000.

SECTION 10. Representations and Warranties. Each of Holdings and the Borrower hereby represents and warrants to and agrees with each Lender and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date; and

(b) as of the Fourth Amendment Effective Date, no Default has occurred and is continuing.

SECTION 11. Conditions to Effectiveness. This Amendment (including the waivers set forth in Section 6 above) shall become effective as of the date of the satisfaction in full of the following conditions precedent (the “Fourth Amendment Effective Date”):

(a) the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrower and the Required Lenders;

(b) the Administrative Agent shall have received all other amounts due and payable under the Credit Agreement on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent); and

(c) the Administrative Agent shall have received the Amendment Fee (as defined below).

SECTION 12. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, Holdings and the Borrower jointly agree to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 4:00 p.m., New York City time, on October 26, 2006, an amendment fee (the “Amendment Fee”) in an amount separately disclosed or agreed in writing.

SECTION 13. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. This Amendment shall constitute a Loan Document.

SECTION 14. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 15. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

AMERICAN MEDIA, INC.,

by	/s/ John F. Craven
Name:	John F. Craven
Title:	Executive Vice President/ Chief Financial Officer

AMERICAN MEDIA OPERATIONS, INC.,

by	/s/ John F. Craven
Name:	John F. Craven
Title:	Executive Vice President/ Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ Peter B. Thauer
Name:	Peter B. Thauer
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle Loan Investment, Ltd.

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle High Yield Partners IV, Ltd.

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle Loan Opportunity Fund

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle High Yield Partners VII, Ltd.

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle High Yield Partners VI, Ltd.

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle High Yield Partners VIII, Ltd.

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Carlyle High Yield Partners IX, Ltd.

by	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: OSP FUNDING LLC

by	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Grayston CLO II 2004-1 LTD.
By: Bear Stearns Asset Management, Inc.
as its Collateral Manager

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Bear Stearns Loan Trust
By: Bear Stearns Asset Management, Inc.,
as its attorney-in-fact

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Gallatin Funding I Ltd.
By: Bear Stearns Asset Management Inc.
as its Collateral Manager

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	GALLATIN CLO II 2005-1 LTD.
BY: BEAR STEARNS ASSET MANAGEMENT INC.
AS ITS COLLATERAL MANAGER

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Gallatin CLO III 2006-1, Ltd. As Assignee,
By: Bear Stearns Asset Management, Inc.
as Its Collateral Manager

by	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NORTHWOODS CAPITAL IV, LIMITED
BY: ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER

by	/s/ BRADLEY PATTELLI
Name:	BRADLEY PATTELLI
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NORTHWOODS CAPITAL V, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

by	/s/ BRADLEY PATTELLI
Name:	BRADLEY PATTELLI
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NORTHWOODS CAPITAL VI, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

by	/s/ BRADLEY PATTELLI
Name:	BRADLEY PATTELLI
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NORTHWOODS CAPITAL VII, LIMITED
BY: ANGELO, GORDON & CO., L.P.
AS COLLATERAL MANAGER

by	/s/ BRADLEY PATTELLI
Name:	BRADLEY PATTELLI
Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Trimaran CLO VI Ltd
By Trimaran Advisors, L.L.C.

by	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Trimaran CLO IV Ltd
By Trimaran Advisors, L.L.C.

by	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: DEUTSCHE BANK TRUST COMPANY AMERICAS

by	/s/ Susan LeFevre	/s/ Omayra Laucella
Name:	Susan LeFevre	Omayra Laucella
Title:	Director	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
SAPPHIRE VALLEY CDO I, LTD
SUFFIELD CLO, LIMITED
By: Babson Capital Management LLC as
Collateral Manager

By:	/s/ RUSSELL D. MORRISON
Name:	RUSSELL D. MORRISON
Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC as
Investment Manager

By:	/s/ RUSSELL D. MORRISON
Name:	RUSSELL D. MORRISON
Title:	Managing Director

C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as
Investment Sub-Adviser

By:	/s/ RUSSELL D. MORRISON
Name:	RUSSELL D. MORRISON
Title:	Managing Director

BILL & MELINDA GATES FOUNDATION
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ RUSSELL D. MORRISON
Name:	RUSSELL D. MORRISON
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: NATEXIS BANQUES POPULAIRES

by	/s/ ELIZABETH A. HARKER
Name:	ELIZABETH A. HARKER
Title:	Vice President

/s/ Harold Birk
Harold Birk
Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Veritas CLO I, LTD

by	/s/ Eric Hurshman
Name:	Eric Hurshman
Title:	Attorney-in-Fact

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	AMMC CLO III, LIMITED
	By:	American Money Management Corp.,
as Collateral Manager

by	/s/ David P. Meyer
Name:	David P. Meyer
Tide:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	AMMC CLO IV, LIMITED
	By:	American Money Management Corp.,
as Collateral Manager

by	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	AMMC CLO VI, LIMITED
	By:	American Money Management Corp.,
as Collateral Manager

by	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Putnam Floating Rate Income Fund

by	/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PUTNAM BANK LOAN FUND (CAYMAN)
MASTER FUND, a series of the PUTNAM
OFFSHORE MASTER SERIES TRUST,
by The Putnam Advisory Company, LLC

by	/s/ Angela Patel
Name:	Angela Patel
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BOSTON HARBOR CLO 2004-1, Ltd.

by	/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Yorkville CBNA Loan Funding LLC

by	/s/ ROY HYKAL
Name:	ROY HYKAL
Title:	Attorney-in-fact

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	CIT Lending Services Corporation

by	/s/ Scott Ploshay
Name:	Scott Ploshay
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: MFS Floating Rate High Income Fund

by	/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: MFS Floating Rate Income Fund

by	/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Jersey Street CLO, Ltd

by	/s/ Philip Robbins
Name:	Philip Robbins
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Ttile:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc.
As Investment Advisor

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.
as Investment Adviser

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

INVESCO EUROPEAN CDO I S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

INVESCO CBO 2000-1 LTD.
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Advisor

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

by	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: HARBOUR TOWN FUNDING LLC

by	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for AVERY POINT CLO,
LTD., as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for Castle Hill I-
INGOTS, Ltd., as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for Castle Hill III CLO,
Limited, as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Chatham Light II CLO, Limited, by
Sankaty Advisors LLC, as Collateral
Manager

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Chatham Light III CLO, Ltd
	By:	Sankaty Advisors, LLC
as Collateral Manager

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Katonah III, Ltd. by Sankaty
Advisors LLC as Sub-Advisors

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Katonah IV, Ltd. by Sankaty
Advisors, LLC as Sub-Advisors

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for Prospect Funding I,
LLC as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for Race Point CLO,
Limited, as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for Race Point II CLO,
Limited, as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty Advisors, LLC as Collateral
Manager for Race Point III CLO,
Limited, as Term Lender

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Race Point IV CLO, Ltd
By: Sankaty Advisors, LLC
as Collateral Manager

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sankaty High Yield Partners, II, L.P.

by	/s/ ALAN K. HALFENGER
Name:	ALAN K. HALFENGER
Title:	CHIEF COMPLIANCE OFFICER ASSISTANT SECRETARY

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: WB Loan Funding 2, LLC

by	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	MCDONNELL LOAN OPPORTUNITY LTD.
By: McDonnell Investment Management, LLC,
as Investment Manager

by	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BlackRock Global Floating Rate Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series III
Magnetite Asset Investors L.L.C.
Magnetite Asset Investors III, L.L.C
Senior Loan Portfolio

By:	/s/ ANTHONY HEYMAN
ANTHONY HEYMAN

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Leader Name:	Atlas Loan Funding (Navigator), LLC
	By:	Atlas Capital Funding, Ltd.
	By:	Structured Asset Investors, LLC
Its Investment Manager

by	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PINEHURST TRADING, INC.

by	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	KZH Pondview LLC

by	/s/ Virginia Conway
Name:	Virginia Conway
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TRS GCOF H4 LLC
Lender Name:	By:	Deutsche Bank AG Cayman Islands Branch As Sole Member
	By:	DB Services New Jersey, Inc.

by	/s/ Deborah O’Keeffe
Name:	Deborah O’Keeffe
Title:	Vice President

by	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	LEHMAN COMMERCIAL PAPER INC.

by	/s/ Michael E. Masters
Name:	Michael E. Masters
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TRS GSC CREDIT STRATEGIES LLC,
By:	Deutsche Bank AG Cayman Islands Branch,
its sole member
By:	DB Services New Jersey, Inc.

By:	/s/ Deborah O’Keeffe
Name:	Deborah O’Keeffe
Title:	Vice President

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NUVEEN FLOATING RATE INCOME FUND
	By:	SYMPHONY ASSET MANAGEMENT

by	/s/ LENNY MASON
Name:	LENNY MASON
Title:	PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	NUVEEN SENIOR INCOME FUND
By: SYMPHONY ASSET MANAGEMENT

by	/s/ LENNY MASON
Name:	LENNY MASON
Title:	PORTFOLIO MANAGER

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	WATERVILLE FUNDING LLC

by	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	KZH Soteil-Z LLC

By	/s/ Virginia Conway
Name:	Virginia Conway
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Fairway Loan Funding Company
	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Loan Funding III LLC
	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Mayport CLO Ltd.
	By:	Pacific Investment Management Company LLC,
as its Investment Advisor

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PIMCO Floating Rate Income Fund
	By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PIMCO Floating Rate Strategy Fund
	By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Waveland – INGOTS, LTD.
	By:	Pacific Investment Management Company LLC, as its Investment Advisor

		By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:

ING PRIME RATE TRUST
By: ING Investment Management Co. as its Investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

ING SENIOR INCOME FUND
By: ING Investment Management Co. as its Investment manager

By:	/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

ING International(II) - Senior Bank Loans Euro
By: ING Investment Management Co. as its Investment manager

/s/ Mohamed Basma
Name:	Mohamed Basma
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	DEL MAR CLO I, Ltd.
By: Caywood-Scholl Capital Management LLC, as Collateral Manager

by	/s/ Kirk Maurer
Name:	Kirk Maurer
Title:	Co-Director of Research

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

VITESSE CLO LTD.
By: TCW Advisors as its Portfolio Manager

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

CELERITY CLO LIMITED
By:	TCW Advisors, Inc.,
As Agent

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

FIRST 2004-I CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

MAC CAPITAL, LLC
By:	TCW Advisors, Inc. as its Interim
Collateral Manager

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

PARK AVENUE LOAN TRUST
By: TCW Advisors, Inc.,
as Agent

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TCW Senior Secured Floating Rate Loan Fund,L.P.
By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc. as its
Collateral Manager

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

TCW Senior Secured Loan Fund
By: TCW Advisors, Inc., as its
Investment Advisor

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

VELOCITY CLO, LTD.
By: TCW Advisors, Inc.,
its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
VIKAS MAVINKURVE
VICE PRESIDENT

By:	/s/ SCOTT WHALEN
SCOTT WHALEN
VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BEAR STEARNS CORPORATE LENDING INC.

by	/s/ VICTOR F. BULZACCHELLI
Name:	VICTOR F. BULZACCHELLI
Title:	VICE PRESIDENT

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

HY-FI TRUST, by JP Morgan Chase Bank, N.A.
(f/k/a JPMorgan Chase Bank)
solely as trustee (and not in its individual capacity)
Lender Name:	By: Octagon Credit Investors, LLC
as Portfolio Manager

by	/s/ Michael B. Nechamkin
Michael B. Nechamkin
Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	HAMLET II, LTD.
By: Octagon Credit Investors, LLC
as Portfolio Manager

by	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS V, LTD.
	By:	Octagon Credit Investors, LLC
as Portfolio Manager
by	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS VI, LTD.
By: Octagon Credit Investors, LLC
as collateral manager

by	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS VII, LTD.
	BY:	Octagon Credit Investors, LLC
as collateral manager

by	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS VIII, LTD.
	By:	Octagon Credit Investors, LLC
as collateral manager

by	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS IX, LTD.
	By:	Octagon Credit Investors, LLC
as Manager

by	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	OCTAGON INVESTMENT PARTNERS X, LTD.
By: Octagon Credit Investors, LLC
as Collateral Manager

by	/s/ Michael B. Nechamkin
Name:	Michael B. Nechamkin
Title:	Portfolio Manager

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	General Electric Capital Corporation

by	/s/ Karen A. Austin
Name:	Karen A. Austin
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:

by
Name:
Title:

Tuscany CDO, Limited

By:	/s/ Chris Kappas
PPM America, Inc., as Collateral Manager
Chris Kappas
Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:

by
Name:
Title:

SERVES 2006-1, Ltd.

By:	/s/ Chris Kappas
PPM America, Inc., as Collateral Manager
Chris Kappas
Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	LAGUNA FUNDING LLC

by	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PPM MONARCH BAY FUNDING LLC

by	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	PPM SHADOW CREEK FUNDING LLC

by	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD.
By: Black Diamond Capital Management, L.L.C.
as its Collateral Manager

by	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal
Black Diamond Capital Management, L.L.C.

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy IV CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy V CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp., Inc.
Its Collateral Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Galaxy VI CLO, Ltd.
	By:	AIG Global Investment Corp.,
Its Collateral Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	SunAmerica Life Insurance Company
	By:	AIG Global Investment Corp, Inc.
Its Investment Advisor

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	AIG Bank Loan Fund Ltd.
	By:	AIG Global Investment Corp.,
Its Investment Manager

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Saturn Trust
	By:	AIG Global Investment Corp., Inc.
Its Investment Advisor

by	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Ameriprise Certificate Company
By: RiverSource Investments,
LLC as Collateral Manager

by	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	IDS Life Insurance Company
By: RiverSource Investments, LLC
as Collateral Manager

by	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Senior Managing Director

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	RiverSource Bond Series, Inc
RiverSource Floating Rate Fund

by	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Centurion CDO VI, Ltd.
By: RiverSource Investments, LLC
as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Centurion CDO VII, Ltd.
By:RiverSource Investments, LLC
as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Centurion CDO 8, Limited.
By: RiverSource Investments, LLC
as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Centurion CDO 9, Ltd.
	By:	RiverSource Investments,
LLC as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Cent CDO 10, Ltd.
	By:	RiverSource Investments, LLC
as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Cent CDO XI, Limited
	By:	RiverSource Investments, LLC
as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Sequils-Centurion V, Ltd.
	By:	RiverSource Investments, LLC
as Collateral Manager

by	/s/ Traci D. Garcia
Name:	Traci D. Garcia
Title:	Sr. Business Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

State Street Bank & Trust Company as Trustee For GMAM Group Pension Trust I

By	BMMK
Name:	BMMK
Title:	AVP

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: Wells Capital Management 18866500

by	/s/ Phil Susser
Name:	Phil Susser
Title:	Senior Analyst

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	SENIOR DEBT PORTFOLIO
	By:	Boston Management and Research
as Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE SEVER INCOME TRUST
	BY:	EATION VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE CDO VI LTD.
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Eaton Vance CDO VIII, Ltd.
	By:	Eaton Vance Management
As Investment Advisor

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	GRAYSON & CO
	BY:	BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BIG SKY III SENIOR LOAN TRUST
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE
VT FLOATING-RATE INCOME FUND
	BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE LIMITED DURATION INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE SENIOR FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE SENIOR FLOATING-RATE INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

by	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Eaton Vance Variable Leverage Fund Ltd.
By: Eaton Vance Management
As Investment Advisor

By	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President